UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 24, 2023, Getty Realty Corp. (the “Company”) entered into a Distribution Agreement (the “Distribution Agreement”) with each of J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., JMP Securities LLC and TD Securities (USA) LLC, acting in their capacity as Agents (as described below) or Forward Sellers (as described below), and each of JPMorgan Chase Bank, National Association, Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc. and The Toronto-Dominion Bank, acting in their capacity as Forward Purchasers (as described below), relating to the offer and sale of shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $350,000,000 (the “Shares”). The Company refers to these entities, when acting in their capacity as sales agents, individually as an “Agent” and collectively as “Agents.” The Company refers to these entities, when acting as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as “Forward Sellers.”

Pursuant to the terms of the Distribution Agreement, the Company may issue and sell the Shares, from time to time, through the Agents, acting as the Company’s sales agents, or directly to the Agents, acting as principal. If the Company sell shares to an Agent as principal, it will enter into a separate terms agreement with that Agent. Sales of the Shares, if any, would be made in transactions that are deemed to be at-the-market offerings as defined in Rule 415 of the Securities Act of 1933, as amended, or in negotiated transactions, which may include block trades, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Agents are not required to sell any specific number or dollar amount of the Shares, but each Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to sell shares designated by us in accordance with the Distribution Agreement. The Company will pay each Agent a commission of up to 2.0% of the gross sales price of the Shares sold by such Agent.

The Distribution Agreement provides that, in addition to the issuance and sale of the Shares to or through the Agents, the Company may also enter into forward sale agreements under the separate master forward confirmations and related supplemental confirmations between the Company and a Forward Seller or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” In connection with any forward sale agreement, the relevant Forward Purchaser (or its affiliate) will attempt to borrow from third parties and, through its affiliated Forward Seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement.

The Company will not initially receive any proceeds from the sale of borrowed shares of common stock by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement (by delivery of its common stock) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares of common stock underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, subject to certain exceptions, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its common stock (in the case of net share settlement).

Each Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as Agent under the Distribution Agreement. In connection with each forward sale, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the gross sales price of all borrowed Shares sold by it as a Forward Seller.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-251977), which became effective upon filing with the Securities and Exchange Commission (“SEC”) on January 8, 2021, and a prospectus supplement, dated February 24, 2023, as the same may be amended or supplemented. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of the Distribution Agreement and the master forward confirmations (and related supplemental confirmations) does not purport to be complete and is qualified in its entirety by the full text of the Distribution Agreement and the form of master forward confirmation, which are attached as Exhibits 1.1 and 1.2 hereto and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

1.1	Distribution Agreement, dated as of February 24, 2023, by and among Getty Realty Corp. and each of J.P. Morgan Securities LLC, JPMorgan Chase Bank, National Association, BofA Securities, Inc., Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., JMP Securities LLC, TD Securities (USA) LLC, and The Toronto-Dominion Bank

1.2	Form of Master Forward Confirmation

5.1	Opinion of DLA Piper LLP (US) regarding legality of the Shares

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-251977) filed with the SEC on January 8, 2021)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: February 24, 2023	By:	/s/ Brian R. Dickman
Brian R. Dickman
Chief Financial Officer and Treasurer